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                                                                 Exhibit 10.13.2

                            SECOND AMENDMENT TO LEASE

         This Second Amendment to Lease dated as of the 31st day of May, 2000 by and between Wellsford/Whitehall Holdings, L.L.C., a Delaware limited liability company ("LANDLORD"), and MCK Communications, Inc., a Delaware corporation ("TENANT").

                                    RECITALS

         WHEREAS, Landlord and Tenant are parties to that certain Lease dated as of January 12, 2000, as amended by that certain First Amendment to Lease dated as of May 25th, 2000 (as amended, the "LEASE") with respect to space in the building known and numbered as Cutler Lake Corporate Center, 117 Kendrick Street, Needham, Massachusetts (the "BUILDING"), which space consists of approximately 48,886 rentable square feet, as more particularly described therein (the "PREMISES");

         WHEREAS, the calculation of the rentable square footage of the Building erroneously included the rentable square footage of the Cafeteria; and

         WHEREAS, Landlord and Tenant wish to amend the Lease to reflect the accurate rentable square footage of the Building and the resulting recalculation of Tenant's Share;

         NOW THEREFORE, in consideration of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to amend the Lease deleting "twenty-three and 03/100 percent (23.03%), (calculated as 48,886/212,227)" in Section 1.2 and substituting in place thereof "twenty-three and 11/100 percent (23.11%), (calculated as 48,886/211,555)."

         All capitalized terms used herein, and not otherwise defined herein, shall have the meaning ascribed thereto in the Lease.

         Except as expressly amended herein, all other terms of the Lease remain unchanged and the Lease is in all respects, confirmed, ratified and approved and on the date of this Amendment, subject to the terms hereof, in full force and effect.



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         IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Second
Amendment to Lease under seal in one or more counterparts as of the day and year first above written.


                                LANDLORD:

                                WELLSFORD/WHITEHALL HOLDINGS, L.L.C., a Delaware limited liability company


                                By:  /s/ Richard R. Previdi
                                    ----------------------------------
                                    Richard R. Previdi
                                    Authorized Signatory



                                TENANT:

                                MCK COMMUNICATIONS, INC.,
                                a Delaware corporation


                                By:  /s/ Paul Zurlo
                                    -------------------------------------------
                                    Paul Zurlo
                                    Chief Financial Officer